Employee Benefits (Details Textual) - ILS (₪) ₪ in Millions	12 Months Ended	25 Months Ended
	Dec. 31, 2018	Dec. 16, 2018	Dec. 31, 2017
Employee Benefits [Abstract]
Description of any retirement benefit plan termination terms	The voluntary redundancy plan was approved, and 71 employees retired at a cost of NIS 71
Description of retirement benefit plan		A plan was approved for the implementation of an efficiency plan for 2019 for the retirement of 243 permanent employees (new and old). In addition, a voluntary retirement plan was decided on, by the end of the collective agreement period (the end of 2021) for all employees of Bezeq who were transferred to Bezeq from the Ministry of Communications (94 employees).
Actuarial assumptions discount rate	0.50%
Actuarial assumptions future salary increase	0.50%
Actuarial assumptions employees leaving rate	5.00%
Employee severance benefits	₪ 15		₪ 452
Employees retired cost	₪ 71